                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of June 16, 2003, by and among BELK, INC., a Delaware corporation (the "Company"), certain of its Subsidiaries from time to time party to the Credit Agreement referred to below (collectively with the Company, the "Borrowers"), the Lenders from time to time party to the Credit Agreement referred to below, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the "Administrative Agent").

                              STATEMENT OF PURPOSE

         The Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of June 28, 2002 (as amended by a First Amendment dated as of March 11, 2003 and as further amended, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lenders have extended certain credit facilities to the Borrowers;

         The Borrowers have informed the Administrative Agent that as a result of the application of Financial Accounting Standard No. 87 "Employers' Accounting for Pensions", the Borrowers may be required to recognize (i) a non-cash write-off of their employer contributions to their pension plans in excess of the accrued net pension cost (such excess, the "Prepaid Pension Asset") and (ii) the accompanying impact of such charge on the Borrower's stockholders' equity.

         The Borrowers have requested that the Administrative Agent and the Lenders amend the definition of "Net Worth" in the Credit Agreement to exclude the Prepaid Pension Asset write-off in the determination of consolidated stockholders' equity, subject to certain limitations.

         The Borrowers have requested certain additional amendments to the Credit Agreement.

         Subject to the terms and conditions of this Amendment the Administrative Agent and the Lenders are willing to agree to the requested amendments.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

         SECTION 1. Definitions. All capitalized terms not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. Amendment. Subject to the conditions to effectiveness set forth in Section 4 below, the Credit Agreement is hereby amended in the following manner:

                  (a) Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended as follows:

                  (i) By adding, in proper alphabetical order, the following defined term:

                  ""Prepaid Pension Asset" as of any date of determination, means the fair value of the Pension Plans' assets plus unrecognized gains/losses, prior service costs, and any unrecognized net obligation or asset from transitions in excess of the projected benefit obligations, all determined in accordance with Financial Accounting Standard No. 87-"Employer's Accounting for Pensions."

                  (ii) By amending and restating, in its entirety, the definition of "Net Worth" as follows:

                  ""Net Worth" means the amount of assets shown on the Consolidated balance sheet of the Borrowers and their Subsidiaries (including any items which would be treated as intangibles under GAAP, including, but not limited to capitalized interest, debt discount and expense, goodwill, patents, trademarks, copyrights, licenses and franchises), less all liabilities of the Borrowers and their Subsidiaries, all computed in accordance with GAAP, applied on a consistent basis (such calculation shall exclude any adjustments resulting from a non-cash write-off of the Prepaid Pension Asset, up to an amount not to exceed $70,000,000, on an after-tax basis, at any time)."

                  (b) Amendment to Section 10.3, Limitations on Loans, Advances, Investments and Acquisitions. Section 10.3(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(iii) certificates of deposit maturing no more than one hundred eighty (180) days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or"

         SECTION 3. Representations and Warranties. By its execution hereof, and after giving effect to this Amendment, the Borrowers hereby certify that: (a) each of the representations and warranties contained in the Credit Agreement is true and correct as of the Second Amendment Effective Date (as defined below) with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrowers and that this Amendment and each other document executed in connection therewith has been duly executed and delivered by the duly authorized officers of the Borrowers and constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms.

         SECTION 4. Effectiveness. This Amendment shall become effective on the date (such date, the "Second Amendment Effective Date") upon which each of the following conditions shall have been satisfied:

         (a) Execution of Amendment. The receipt by the Administrative Agent of a duly authorized original of this Amendment executed by all of the parties hereto.

         (b) Other Documents. The receipt by the Administrative Agent of all other documents, certificates and other instruments reasonably requested by the Administrative Agent or the Lenders with respect to the transactions contemplated by this Amendment.

         SECTION 5. Limited Amendment. Except as expressly provided in this Amendment, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) to prejudice any other right or remedies which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrowers and the Administrative Agent or any other Lender.

         SECTION 6. Confirmation of all Loan Documents. Each of the Borrowers hereby expressly consents to the modifications and amendments set forth in this Amendment. Each of the Borrowers, (a) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party and (b) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect.

         SECTION 7. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 9. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

         SECTION 10. Facsimile Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.


[CORPORATE SEAL]            BELK, INC., as Borrower


                           By: /s/     John M. Belk
                              ---------------------------------
                              Name:    John M. Belk
                                   ----------------------------
                              Title:         President
                                      -------------------------


                           BELK ADMINISTRATION COMPANY
                           BELK INTERNATIONAL, INC.,
                           BELK STORES SERVICES, INC.,
                           BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA, THE BELK CENTER, INC,
                           UNITED ELECTRONIC SERVICES, INC.,
                           BELK ACCOUNTS RECEIVABLE LLC,
                           BELK STORES OF VIRGINIA LLC,
                           BELK GIFT CARD COMPANY LLC
                           BELK MERCHANDISING LLC, as Borrowers


                           By: /s/     John M. Belk
                              ---------------------------------
                              Name:    John M. Belk
                                   ----------------------------
                              Title:         President
                                      -------------------------


                           [Signature pages continue]

                            WACHOVIA BANK, NATIONAL
                            ASSOCIATION, as Administrative Agent and Lender


                            By: /s/      Kimberly A. Quinn
                                 -----------------------------
                               Name:     Kimberly A. Quinn
                                     -------------------------
                               Title:    Director
                                      ------------------------

                           BANK OF AMERICA, N.A.,
                           as Syndication Agent and Lender


                          By: /s/      Amy Krovocheck
                              ---------------------------------
                             Name:     Amy Krovocheck
                                   ----------------------------
                             Title:    Vice President
                                    ---------------------------

                           BRANCH BANKING AND TRUST COMPANY,
                           as Documentation Agent and Lender


                           By: /s/      Stuart M. Jones
                               ----------------------------------
                              Name:     Stuart M. Jones
                                   ------------------------------
                              Title:    Senior Vice President
                                    -----------------------------

                           RBC CENTURA BANK


                           By: /s/     E. Phifer Helms
                               ----------------------------------
                              Name:    E. Phifer Helms
                                   ------------------------------
                              Title:   Senior Vice President
                                    -----------------------------

                           SUNTRUST BANK


                           By: /s/     Deborah S. Armstrong
                               -----------------------------------
                              Name:    Deborah S. Armstrong
                                   -------------------------------
                              Title:   Managing Director
                                    ------------------------------

                         COMPASS BANK


                         By: /s/      Keely W. McGee
                             -----------------------------------
                            Name:     Keely W. McGee
                                 -------------------------------
                            Title:    Vice President
                                  ------------------------------

                         CAROLINA FIRST BANK


                         By: /s/      Charles D. Chamberlain
                             --------------------------------------
                            Name:     Charles D. Chamberlain
                                 ----------------------------------
                            Title:    Executive Vice President
                                  ---------------------------------